UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2019
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	POST	New York Stock Exchange

Item 2.02.    Results of Operation and Financial Condition.
In a press release dated May 2, 2019, a copy of which is attached hereto as Exhibit 99.1, and the text of which is incorporated by reference herein, Post Holdings, Inc. (“Post” or the “Company”) announced results for its second fiscal quarter ended March 31, 2019.
The information contained in Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
In the press release, the Company uses certain non-GAAP measures to supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures include total segment profit, Adjusted net earnings, Adjusted diluted earnings per common share, Adjusted EBITDA for the Company and 8th Avenue Food & Provisions, Inc. (“8th Avenue”), and segment Adjusted EBITDA. Management uses certain of these non-GAAP measures, including Adjusted EBITDA and segment Adjusted EBITDA, as key metrics in the evaluation of underlying Company and segment performance, in making financial, operating and planning decisions and, in part, in the determination of cash bonuses for its executive officers and employees. Additionally, the Company is required to comply with certain covenants and limitations that are based on variations of EBITDA in the Company’s financing documents. Management believes the use of these non-GAAP measures provides increased transparency and assists investors in understanding the underlying operating performance of the Company and its segments and in the analysis of ongoing operating trends. These non-GAAP measures are not prepared in accordance with GAAP, as they exclude certain items described below. These non-GAAP measures may not be comparable to similarly titled measures of other companies. Any non-GAAP measures should not be considered as a substitute for, and should only be read in conjunction with, measures of financial performance prepared in accordance with GAAP. For additional information, see the non-GAAP reconciliation tables furnished with this Form 8-K in Exhibit 99.1.
Total segment profit
Total segment profit represents the aggregation of the segment profit for each of the Company’s reportable segments, which is each of the Company’s reportable segment’s earnings before income taxes and equity method earnings/loss before impairment of property, goodwill and intangible assets, facility closure related costs, restructuring expenses, gain/loss on assets held for sale, gain/loss on sale of businesses and facilities, interest expense, net and other unallocated corporate income and expenses. The Company believes total segment profit is useful to investors in evaluating the Company’s operating performance because it facilitates period-to-period comparison of results of segment operations.
Adjusted net earnings and Adjusted diluted earnings per common share
The Company believes Adjusted net earnings and Adjusted diluted earnings per common share are useful to investors in evaluating the Company’s operating performance because they exclude items that affect the comparability of the Company’s financial results and could potentially distort an understanding of the trends in business performance.
Adjusted net earnings and Adjusted diluted earnings per common share are adjusted for the following items:

a.
Gain on sale of business: The Company has excluded gains recorded on divestitures as the amount and frequency of such adjustments are not consistent. Additionally, the Company believes that these gains do not reflect expected ongoing future operating income and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

b.
Payments of debt extinguishment costs, net: The Company has excluded payments and other expenses for premiums on debt extinguishment, net of gains realized on debt repurchased at a discount, as such payments are inconsistent in amount and frequency. Additionally, the Company believes that these costs do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

c.
Non-cash mark-to-market adjustments and cash settlements on interest rate swaps: The Company has excluded the impact of non-cash mark-to-market adjustments and cash settlements on interest rate swaps due to the inherent uncertainty and volatility associated with such amounts based on changes in assumptions with respect to estimates of fair value and economic conditions and as the amount and frequency of such adjustments and settlements are not consistent.

d.
Provision for legal settlement: The Company has excluded gains and losses recorded to recognize the anticipated or actual resolution of certain litigation as the Company believes such gains and losses do not reflect expected ongoing future operating income and expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

e.
Transaction costs and integration costs: The Company has excluded transaction costs related to professional service fees and other related costs associated with signed and closed business combinations and divestitures and integration costs incurred to integrate acquired or to-be-acquired businesses as the Company believes that these exclusions allow for more meaningful evaluation of the Company’s current operating performance and comparisons of the Company’s operating performance to other periods. The Company believes such costs are generally not relevant to assessing or estimating the long-term performance of acquired assets as part of the Company or the performance of the divested assets, and such costs are not factored into management’s evaluation of potential acquisitions or its performance after completion of an acquisition or the evaluation to divest an asset. In addition, the frequency and amount of such charges varies significantly based on the size and timing of the acquisitions and divestitures and the maturity of the businesses being acquired or divested. Also, the size, complexity and/or volume of past acquisitions and divestitures, which often drive the magnitude of such expenses, may not be indicative of the size, complexity and/or volume of future acquisitions or divestitures. By excluding these expenses, management is better able to evaluate the Company’s ability to utilize its existing assets and estimate the long-term value that acquired assets will generate for the Company. Furthermore, the Company believes that the adjustments of these items more closely correlate with the sustainability of the Company’s operating performance.

f.
Restructuring and plant closure costs, including accelerated depreciation: The Company has excluded certain costs associated with facility closures as the amount and frequency of such adjustments are not consistent. Additionally, the Company believes that these costs do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

g.
Inventory valuation adjustments on acquired businesses: The Company has excluded the impact of fair value step-up adjustments to inventory in connection with business combinations as such adjustments represent non-cash items, are not consistent in amount and frequency and are significantly impacted by the timing and size of the Company’s acquisitions.

h.
Mark-to-market adjustments on commodity and foreign exchange hedges: The Company has excluded the impact of mark-to-market adjustments on commodity and foreign exchange hedges due to the inherent uncertainty and volatility associated with such amounts based on changes in assumptions with respect to fair value estimates. Additionally, these adjustments are primarily non-cash items and the amount and frequency of such adjustments are not consistent.

i.
Debt consent solicitation costs: The Company has excluded professional service fees and other related costs in connection with its debt consent solicitation as the Company believes that these costs do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

j.
Assets held for sale: The Company has excluded adjustments recorded to adjust the carrying value of facilities and other assets classified as held for sale as such adjustments represent non-cash items and the amount and frequency of such adjustments are not consistent. Additionally, the Company believes that these adjustments do not reflect expected ongoing future operating expenses or income and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

k.
Foreign currency gains and losses on intercompany loans: The Company has excluded the impact of foreign currency fluctuations related to intercompany loans denominated in currencies other than the functional currency of the respective legal entity in evaluating Company performance to allow for more meaningful comparisons of performance to other periods.

l.
Advisory income: The Company has excluded advisory income received from 8th Avenue as the Company believes such income does not contribute to a meaningful evaluation of its current operating performance or comparisons of its operating performance to other periods.

m.
Income tax: The Company has included the income tax impact of the non-GAAP adjustments using a rate described in the footnote of the reconciliation tables, as the Company believes that the Company’s GAAP effective income tax rate as reported is not representative of the income tax expense impact of the adjustments.

n.
U.S. tax reform net benefit: The Company has excluded the impact of the one-time income tax net benefit recorded throughout fiscal year 2018 which reflected (i) the benefit related to an estimate of the remeasurement of the Company’s existing deferred tax assets and liabilities considering both the Company’s fiscal year 2018 blended U.S. federal corporate income tax rate of 24.5% and a 21% rate for subsequent fiscal years and (ii) the expense related to an estimate of a transition tax on unrepatriated foreign earnings. The Company believes that the net benefit as reported is not representative of the Company’s current income tax position and exclusion of the benefit allows for more meaningful comparisons of performance to other periods.

Adjusted EBITDA and segment Adjusted EBITDA
The Company believes that Adjusted EBITDA is useful to investors in evaluating the Company’s operating performance and liquidity because (i) the Company believes it is widely used to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, (ii) it presents a measure of corporate performance exclusive of the Company’s capital structure and the method by which the assets were acquired and (iii) it is a financial indicator of a company’s ability to service its debt, as the Company is required to comply with certain covenants and limitations that are based on variations of EBITDA in the Company’s financing documents. The Company believes that segment Adjusted EBITDA is useful to investors in evaluating the Company’s operating performance because it allows for assessment of the operating performance of each reportable segment. Management uses Adjusted EBITDA to provide forward-looking guidance and uses Adjusted EBITDA and segment Adjusted EBITDA to forecast future results.
Adjusted EBITDA and segment Adjusted EBITDA reflect adjustments for income tax (benefit) expense, interest expense, net, depreciation and amortization including accelerated depreciation, and the following adjustments discussed above: gain on sale of business, non-cash mark-to-market adjustments and cash settlements on interest rate swaps, provision for legal settlement, transaction costs and integration costs, restructuring and plant closure costs excluding accelerated depreciation, inventory valuation adjustments on acquired businesses, mark-to-market adjustments on commodity and foreign exchange hedges, debt consent solicitation costs, assets held for sale, foreign currency gains and losses on intercompany loans and advisory income. Additionally, Adjusted EBITDA and segment Adjusted EBITDA reflect adjustments for the following items:

o.
Loss (gain) on extinguishment of debt, net: The Company has excluded gains and losses recorded on extinguishment of debt, inclusive of payments for premiums, the write-off of debt issuance costs and the write-off of net unamortized debt premiums and discounts, net of gains realized on debt repurchased at a discount, as such losses are inconsistent in amount and frequency. Additionally, the Company believes that these gains and losses do not reflect expected ongoing future operating income and expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

p.
Non-cash stock-based compensation: The Company’s compensation strategy includes the use of stock-based compensation to attract and retain executives and employees by aligning their long-term compensation interests with shareholders’ investment interests. The Company has excluded non-cash stock-based compensation as non-cash stock-based compensation can vary significantly based on reasons such as the timing, size and nature of the awards granted and subjective assumptions which are unrelated to operational decisions and performance in any particular period and do not contribute to meaningful comparisons of the Company’s operating performance to other periods.

q.
Equity method investment adjustment: The Company has included adjustments for the 8th Avenue equity investment loss and the Company’s portion of income tax (benefit) expense, interest expense, net and depreciation and amortization for its unconsolidated Weetabix investment accounted for using equity method accounting.

r.
Noncontrolling interest adjustment: The Company has included adjustments for income tax (benefit) expense, interest expense, net and depreciation and amortization for consolidated investments which are attributable to the noncontrolling owners of the consolidated investments.

The historical Adjusted EBITDA and segment Adjusted EBITDA presented in the press release reflect further additional adjustments for the following item:

s.
Impairment of other intangible assets: The Company has excluded expenses for impairments of other intangible assets as such non-cash amounts are inconsistent in amount and frequency and the Company believes that these costs do not reflect expected ongoing future operating expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons of the Company’s operating performance to other periods.

In the press release, the Company provides Adjusted EBITDA guidance only on a non-GAAP basis and does not provide a reconciliation of its forward-looking Adjusted EBITDA non-GAAP guidance measure to the most directly comparable GAAP measure due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for gain on sale of business, non-cash mark-to-market adjustments and cash settlements on interest rate swaps, provision for legal settlement, transaction and integration costs, restructuring and plant closure costs, mark-to-market adjustments on commodity and foreign exchange hedges, assets held for sale and other charges reflected in the Company’s reconciliation of historical numbers, the amounts of which, based on historical experience, could be significant.
Adjusted EBITDA for 8th Avenue
The Company believes that Adjusted EBITDA is useful to investors in evaluating 8th Avenue’s operating performance and liquidity because (i) the Company believes it is widely used to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, (ii) it presents a measure of corporate performance exclusive of 8th Avenue’s capital structure and the method by which the assets were acquired and (iii) it is a financial indicator of a company’s ability to service its debt. Management uses 8th Avenue’s Adjusted EBITDA to provide forward-looking guidance and to forecast future results.
8th Avenue’s Adjusted EBITDA reflects adjustments for interest expense, net, income tax expense, depreciation and amortization, and the following adjustments:

a.
Transaction costs and integration costs: Post has excluded transaction costs related to professional service fees and other related costs associated with signed and closed business combinations and divestitures and integration costs incurred to integrate acquired or to-be-acquired businesses as Post believes that these exclusions allow for more meaningful evaluation of 8th Avenue’s current operating performance and comparisons of 8th Avenue’s operating performance to other periods. Post believes such costs are generally not relevant to assessing or estimating the long-term performance of acquired assets as part of 8th Avenue or the performance of the divested assets, and such costs are not factored into 8th Avenue management’s evaluation of potential acquisitions or its performance after completion of an acquisition or the evaluation to divest an asset. In addition, the frequency and amount of such charges varies significantly based on the size and timing of the acquisitions and divestitures and the maturity of the businesses being acquired or divested. Also, the size, complexity and/or volume of past acquisitions and divestitures, which often drive the magnitude of such expenses, may not be indicative of the size, complexity and/or volume of future acquisitions or divestitures. By excluding these expenses, 8th Avenue management is better able to evaluate 8th Avenue’s ability to utilize its existing assets and estimate the long-term value that acquired assets will generate for 8th Avenue. Furthermore, Post believes that the adjustments of these items more closely correlate with the sustainability of 8th Avenue’s operating performance.

b.
Non-cash stock-based compensation: 8th Avenue’s compensation strategy includes the use of stock-based compensation to attract and retain executives and employees by aligning their long-term compensation interests with shareholders’ investment interests. Post has excluded non-cash stock-based compensation as non-cash stock-based compensation can vary significantly based on reasons such as the timing, size and nature of the awards granted and subjective assumptions which are unrelated to operational decisions and performance in any particular period and do not contribute to meaningful comparisons of 8th Avenue’s operating performance to other periods.

c.
Advisory costs: Post has excluded advisory costs payable by 8th Avenue to Post and an affiliate of Thomas H. Lee Partners, L.P. as Post believes such costs do not contribute to a meaningful evaluation of 8th Avenue’s current operating performance or comparisons of 8th Avenue’s operating performance to other periods.

Post provides Adjusted EBITDA guidance for 8th Avenue only on a non-GAAP basis and does not provide a reconciliation of its forward-looking Adjusted EBITDA non-GAAP guidance measure to the most directly comparable GAAP measure due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including transaction and integration costs, non-cash stock based compensation and other charges reflected in 8th Avenue’s reconciliation of historical numbers, the amounts of which, based on historical experience, could be significant.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 2, 2019	Post Holdings, Inc.
(Registrant)

	By:	/s/ Jeff A. Zadoks
	Name:	Jeff A. Zadoks
	Title:	EVP & Chief Financial Officer